INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2017
Intangible Assets [Abstract]
INTANGIBLE ASSETS
INTANGIBLE ASSETS
The partnership’s intangible assets are presented on a cost basis, net of accumulated amortization and accumulated impairment losses in the consolidated balance sheets. These intangible assets primarily represent the trademark assets related to Center Parcs UK.

The trademark assets of Center Parcs UK had a carrying amount of $964 million as of December 31, 2017 (December 31, 2016 - $875 million). They have been determined to have an indefinite useful life as the partnership has the legal right to operate these trademarks exclusively in certain territories and in perpetuity. The business model of Center Parcs UK is not subject to technological obsolescence or commercial innovations in any material way.

In addition, intangible assets include the trademark and licensing assets relating to Atlantis. At December 31, 2017, intangible assets of Atlantis had a carrying values of $209 million (December 31, 2016 - $210 million). They have been determined to have an indefinite useful life as the partnership has the legal right to operate these intangible assets granted under perpetual licenses. The business model of Atlantis is not subject to technological obsolescence or commercial innovations in any material way.

During the period ended December 31, 2017, the partnership reclassified the intangible assets of the Hard Rock Hotel and Casino, which had a carrying value of $45 million, to assets held for sale as it intends to sell controlling interest in this property to third parties in the next 12 months. See Note 15, Assets Held for Sale, for more information.

During the period ended December 31, 2016, the partnership sold a trademark license of the Hard Rock Hotel and Casino for a gross gain of $132 million recorded in fair value gains, net. The partnership retains the right to use the trademark at the Las Vegas location royalty-free in perpetuity.

Intangible assets by class	Useful life (in years)
Trademarks	Indefinite
Management contracts	40
Customer relationships	9
Other	4 to 7

Intangible assets with indefinite useful lives and intangible assets not yet available for use, are tested for impairment at least annually, and whenever there is an indication that the asset may be impaired. Intangible assets with finite useful lives are amortized over their respective useful lives as listed above. Amortization is recorded as part of depreciation and amortization of non-real estate assets expense.

The following table presents the components of the partnership’s intangible assets as of December 31, 2017 and December 31, 2016:

(US$ Millions)	Dec. 31, 2017	Dec. 31, 2016
Cost	$1,271	$1,243
Accumulated amortization	(35)	(54)
Accumulated impairment losses	(48)	(48)
Balance, end of year	$1,188	$1,141

The following table presents a roll forward of the partnership’s intangible assets December 31, 2017 and December 31, 2016:

(US$ Millions)	Dec. 31, 2017	Dec. 31, 2016
Balance, beginning of year	$1,141	$1,321
Acquisitions	17	12
Disposals(1)	—	(15)
Amortization	(8)	(9)
Foreign currency translation	82	(168)
Reclassification to assets held for sale and other(2)	(44)	—
Balance, end of year	$1,188	$1,141

(1)
Represents the sale of the Hard Rock trademarks to a third party in the year ended December 31, 2016. At the date of the transaction, the carrying value of the trademarks was $15 million and amortization of $3 million.

(2)
In the fourth quarter of 2017, the partnership reclassified the Hard Rock Hotel and Casino to assets held for sale as it expects to sell it to a third party in the next twelve months. This represents the reclassification of the Hard Rock Hotel and Casino’s intangible asset to assets held for sale. See Note 15, Assets Held for Sale for further details.